Exhibit 10.2

FORM OF

LOCK-UP AGREEMENT

______________, 2016

Alliqua BioMedical, Inc.

Attention: Chief Financial Officer

1010 Stony Hill Road, Suite 200

Yardley, PA 19067

Ladies and Gentlemen:

Reference is made to that certain Contribution Agreement and Plan of Merger, dated as of October 5, 2016 (the “Contribution and Merger Agreement”), by and among Alliqua BioMedical, Inc., a Delaware corporation (“Alliqua”), Alliqua Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Alliqua (“Parent”), Chesapeake Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub” and together with Alliqua and Parent, the “Alliqua Entities”), and Soluble Systems, LLC, a Virginia limited liability company (the “Company”), pursuant to which the Company shall receive shares of Parent Common Stock and Warrants as consideration for the Contributed Assets at the Closing. For the purposes hereof, any terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Contribution and Merger Agreement. In consideration of the Company and the Alliqua Entities entering into the Transactions and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

1.       The undersigned hereby covenants and agrees that during the period commencing on the Closing Date and ending on the twelve (12) month anniversary of the Closing Date (the “Lockup Period”), the undersigned will not, without the prior written consent of Parent or Alliqua, (1) offer, sell, contract to sell, grant any option to purchase, hypothecate, pledge, or otherwise dispose of, directly or indirectly, any shares of Parent Common Stock or any securities convertible into, exercisable for, or exchangeable for shares of Parent Common Stock that the undersigned receives pursuant to or in connection with the Contribution and Merger Agreement or (2) enter into any swap or other arrangement that transfers title to another, in whole or in part, any of the economic consequences of ownership of shares of Parent Common Stock whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Parent Common Stock or such other securities, in cash or otherwise.

2.       The undersigned further agrees and consents (i) that during the Lock-up Period that such shares of Parent Common Stock received pursuant to or in connection with the Contribution and Merger Agreement shall be held in registered book-entry form at Parent’s transfer agent and registrar, (ii) to the entry of stop transfer instructions with the Parent’s transfer agent and registrar relating to the transfer of the undersigned’s shares of Parent Common Stock and (iii) to the imprinting of a lock-up legend on the Warrants and any shares of Parent Common Stock issuable thereunder.

3.       This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

4.       This Lock-Up Agreement will become a binding agreement among the undersigned as of the Closing Date. In the event that no closing occurs under the Contribution and Merger Agreement, this Lock-Up Agreement shall be null and void. This Lock-Up Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Alliqua Entities and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Lock-Up Agreement may be duly executed by facsimile electronic delivery (PDF) and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Lock-Up Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

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[Signature Page to Lock-Up Agreement]

Very truly yours,

SOLUBLE SYSTEMS, LLC

By:
Name:
Title:

Address: 11830 Canon Boulevard Suite A

Newport News, VA 23606

Number of shares of Parent Common Stock owned: [__________]

Number of shares of Parent Common Stock held under Warrants: 4,000,000

Accepted and Agreed to:

ALLIQUA HOLDINGS, INC.

By:
Name:
Title:

ALLIQUA BIOMEDICAL, INC.

By:
Name:
Title:

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